UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

DUCOMMUN INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! DUCOMMUN INCORPORATED 2025 Annual Meeting Vote by April 29, 2025 11:59 PM ET

DUCOMMUN INCORPORATED 600 ANTON BLVD., SUITE 1100 COSTA MESA, CA 92626-7100 ATTN: RAJIV A. TATA

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You invested in DUCOMMUN INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 30, 2025. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Annual Report and Notice and Proxy Statement online at www.ProxyVote.com or scan the QR Barcode below or you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number

Vote Virtually at the Meeting* April 30, 2025 9:00 AM PT

www.virtualshareholdermeeting.com/DCO2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.

Voting Items Board Recommends

1. Election of Directors

Nominees: 01) Daniel L. Boehle 02) Daniel G. Korte For

2. Advisory resolution to approve executive compensation. For

3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025. For

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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